                                                                   Exhibit 10.40



                              Schedule of Terms of
                       Management Stockholder's Agreement
                                      and
                    Non-Qualified Stock Option Agreement (1)
                            Executed by John Butler





             Purchase   Shares     Time    Performance
   Name        Date    Purchased  Options    Options
   ----        ----    ---------  -------    -------

John Butler  4/21/97   20,833(2)  31,250     31,250

(1) Mr. Butler executed a Management Stockholder's Agreement and a Non-Qualified Stock Option Agreement in substantially the form of the Management Stockholder's Agreement attached as Exhibit 10.39 and the Non-Qualified Stock Option Agreement attached as Exhibit 10.40 to the Company's Report on Form 10-Q dated October 26, 1996.

(2) Mr. Butler purchased 20,833 shares of the Company's Common Stock at a price of $12 per share, resulting in an aggregate purchase price of $249,996. Mr. Butler paid $124,996 for the shares acquired by him in cash and obtained a loan from the Company in the principal amount of $125,000. The loan is secured by all of the shares purchased by Mr. Butler.